Exhibit 10.12

EMPLOYMENT AGREEMENT

This Employment Agreement dated January 1st, 2007 (this “Agreement”) between:

(a)	MercadoLibre Zonamerica S.A., a sociedad anónima organized under the Laws of the Uruguay (“MercadoLibre”); and

(b)	Marcos Galperín (“Executive”).

Certain capitalized terms used in this Agreement shall have the meanings given such terms on Schedule A hereto, unless otherwise defined herein.

Witnesseth:

Whereas, MercadoLibre desires to employ Executive, and Executive desires to be employed, as Chief Executive Officer of MercadoLibre on the terms and conditions set forth herein.

Now, therefore, the parties hereto agree as follows:

1.	Employment.

MercadoLibre hereby employs Executive, and Executive hereby accepts such employment full-time, as Chief Executive Officer of MercadoLibre. Executive shall have such responsibilities as are consistent with his executive position and of such a nature as are usually associated with such office and shall report to the Board of Directors of MercadoLibre.

2.	Term of Employment.

The term of employment shall be for an undetermined period beginning on January 1, 2007.

3.	Compensation; Expenses.

(a) MercadoLibre shall pay to Executive a gross monthly salary of U$S 13,500 (U.S. dollars thirteen thousand five hundred) (“Gross Monthly Salary”) plus the a thirteenth monthly salary payable one half in June and one half in December (“Aguinaldo”) (hereinafter, the aggregate of the Gross Monthly Salary and the Aguinaldo, the “Base Salary”), together with a bonus compensation as MercadoLibre shall, in its sole discretion, may elect to pay to Executive (“Bonus Compensation”) (such Base Salary and Bonus Compensation being herein together referred to as the “Compensation”). The Compensation shall be subject to applicable withholding Taxes and other payments, including without limitation social security withholding obligations.

(b) MercadoLibre shall reimburse to the Executive (in accordance with and subject to the corporate policies of MercadoLibre in effect from time to time) for any adequate, reasonable and ordinary out-of-pocket expenses incurred by Executive in the performance of his duties as Chief Executive Officer under this agreement.

4.	Termination of Employment.

(a) This agreement and obligations of Executive hereunder, may be terminated (i) by MercadoLibre when deems pertinent, in its sole discretion, in the event that (a) there is “Just Cause” as defined in Schedule I hereto; or (b) without Just Cause, or (ii) by the Executive upon resignation.

In the event of Termination of Employment for a “Just Cause” or resignation by Executive, Executive shall not be entitled to receive any severance indemnification under applicable labor laws and the provisions established in Section 7 below shall apply for two years following the date of Termination of Employment to the fullest extent authorized under applicable law.

(b) In the event of Termination of Employment without “Just Cause”, such Executive shall be entitled to a severance payment in an amount equal to 12 (twelve) times last Gross Monthly Salary received, less applicable Taxes and withholding obligations, Bonus Compensation is expressly excluded.

5.	Confidentiality Agreement

(a) Executive recognizes that his position with MercadoLibre requires considerable responsibility and trust, and, in reliance on his loyalty, MercadoLibre may entrust such Executive with highly sensitive confidential, restricted, and proprietary information involving Confidential Information. For purposes of this Agreement, “Confidential Information” means information that is not generally known to the public and that is used, developed or obtained by MercadoLibre, MercadoLibre, Inc., a Delaware corporation (“Mercadolibre, Inc.”) or any of its subsidiaries or affiliates in connection with MercadoLibre, Inc.’s or any of its subsidiaries’ actual or anticipated businesses, including, but not limited to, (i) information, observations, procedures and data obtained by Executive while employed by MercadoLibre (including those obtained prior to the date of this Agreement) concerning the business or affairs of MercadoLibre, MercadoLibre Inc., or any of its subsidiaries and/or affiliates, (ii) products or services, (iii) costs and pricing structures, (iv) analyses, (v) drawings, photographs and reports, (vi) computer software, including operating systems, applications and program listings, (vii) flow charts, manuals and documentation, (viii) data bases, (ix) accounting and business methods, (x) inventions, devices, new developments, methods and processes, whether patentable or unpatentable and whether or not reduced to practice, (xi) customers and customer lists, (xii) other copyrightable works, (xiii) all production methods, processes, technology and trade secrets, and (xiv) all similar and related information in whatever form. Confidential Information will not include any information that has been published in a form generally available to the public

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prior to the date Executive proposes to disclose or use such information. Confidential Information will not be deemed to have been published merely because individual portions of the information have been separately published, but only if all material features comprising such information have been published in combination.

(b) Executive agrees not to use or disclose any Confidential Information during his employment and for so long afterwards as the pertinent information or data remain Confidential Information, except during his employment for MercadoLibre as required to perform duties and as ordered by a court or administrative agency with appropriate jurisdiction over the subject matter of the case.

(c) Upon the request of MercadoLibre and, in any event, upon Termination of employment, Executive shall return to MercadoLibre all computer programs, documentation, memoranda, notes, records, drawings, manuals, or other documents pertaining to MercadoLibre’s business or Executive’s employment (including all copies thereof). Executive shall also return to MercadoLibre all materials relating to any Confidential Information.

6.	Intellectual Property.

The Executive agrees that all Work Product belongs to MercadoLibre, Inc. or its subsidiaries and/or affiliates. The Executive will promptly disclose such Work Product to MercadoLibre and perform all actions reasonably requested by MercadoLibre (whether during or after its employment) to establish and confirm such ownership (including, without limitation, the execution and delivery of assignments, consents, powers of attorney and other instruments) and to provide reasonable assistance to MercadoLibre, MercadoLibre Inc. and/or its subsidiaries or affiliates in connection with the prosecution of any applications for patents, trademarks, tradenames, service marks or reissues thereof or in the prosecution and defense of interferences relating to any Work Product.

7.	Non competition agreement.

Considering Executive may become familiar with Confidential Information it is possible that Executive could cause a grave harm to MercadoLibre if Executive worked for a competitor of MercadoLibre, MercadoLibre, Inc. and/or any of its subsidiaries or affiliates. Accordingly, Executive agrees that, in consideration of the promises contained herein, Executive shall not, without the prior written permission of MercadoLibre, during the period of employment, and for a one-year period thereafter in the event of Termination of the Contract by any reason by either Party: (i) directly or indirectly engage or become interested or involved in any Competitive Business (in the manner defined above), whether such engagement, interest or involvement shall be as an employer, officer, director, owner, stockholder, employee, partner, joint venturer or consultant, lender, or assist others in engaging in any Competitive Business in the manner aforementioned descripted; (ii) induce employees of MercadoLibre, MercadoLibre, Inc. or any of its subsidiaries or affiliates to terminate their employment with MercadoLibre, MercadoLibre, Inc. or any of its subsidiaries or affiliates or to engage in any Competitive Business; and (iii) solicit or to do business with any

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present, past or prospective customer of MercadoLibre, MercadoLibre, Inc. or any of its subsidiaries or affiliates. For purposes of this Agreement, a “prospective customer” is an individual or business entity with which any employee of MercadoLibre, MercadoLibre, Inc. or any of its subsidiaries or affiliates has had any business contact. For purposes of this Agreement, a “Competitive Business” means any business which competes with MercadoLibre, MercadoLibre, Inc. or any of its subsidiaries or affiliates’s businesses and operations during Executive’s employment and as of the date of the termination of Executive’s employment with MercadoLibre. To the extent that the covenant provided in this Section 7 may later be deemed by a court to be too broad to be enforced with respect to the duration or with respect to any particular activity or geographic area, the court making such determination shall have the power to reduce the duration or scope of the provision, and to add or delete specific words or phrases to or from the provision. The provision as modified shall then be enforced. The Executive understands that the foregoing restrictions may limit his ability to earn a livelihood in a business similar to the businesses of MercadoLibre, MercadoLibre, Inc. or any of its subsidiaries or affiliates but nevertheless believes that he has received and will receive sufficient consideration and other benefits as an employee of MercadoLibre and as otherwise provided hereunder or as described in the recitals hereto to clearly justify such restrictions which, in any event (given his education, skills and ability), the Executive does not believe would prevent him from otherwise earning a living.

8.	Vacations.

Executive shall be entitled to 25 working days of vacation per year.

9.	Representations.

Each party hereby represents and warrants to the other party that (a) the execution, delivery and performance of this Agreement by such party does not and will not conflict with, breach, violate, or cause a default under any agreement, contract or instrument to which such party is a party or any judgment, order or decree to which such party is subject, and (b) upon the execution and delivery of this Agreement by such party, this Agreement will be a valid and binding obligation of such party, enforceable in accordance with its terms, except as enforcement hereof may be limited by applicable bankruptcy, reorganization, insolvency or other laws affecting creditors rights generally, public policy principles arising from labor and other laws, or by general principles of equity. In addition, the Executive represents and warrants that the Executive is not a party to or bound by any employment agreement, consulting agreement, non-compete agreement, confidentiality agreement or similar agreement with any person.

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10.	Miscellaneous.

(a) This Agreement contains the entire agreement of the parties related to the employment of Executive by MercadoLibre and other matters discussed herein and supersedes all prior promises, contracts, arrangements or understandings which are not set forth herein or in other agreements mentioned herein.

(b) All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by facsimile transmission, nationally recognized over-night courier or registered or certified mail:

If to MercadoLibre:

Tronador 4890 – 8 floor

Buenos Aires- Argentina

If to Executive:

Marcos Galperín

Any such notices or communications shall be deemed to have been received: (i) if delivered personally or sent by facsimile transmission (with transmission confirmed in a writing) or nationally recognized overnight courier, on the date of such delivery; or (ii) if sent by registered or certified mail, on the date on which such mailing was received by the party to whom it was addressed. Any party may by notice as aforesaid change the address to which notices or other communications to it are to be delivered or mailed.

(c) This Agreement shall be governed by and construed in accordance with the substantive laws of Uruguay. However, the parties resolved that their rights and obligations under this Agreement shall be enforced in accordance with the express provisions of this Agreement; and to that end, in the event that there shall be any conflict between the express provisions of this Agreement and the substantive laws of Uruguay, then the express provisions of this Agreement shall be construed or enforced in a manner which shall provide to the parties substantially the benefits to which they would be entitled under the express terms of this Agreement, or construed or enforced in a manner which shall impose upon the parties substantially the obligations (but not more) which would be imposed upon them under the express terms of this Agreement.

(d) This Agreement shall inure to the benefit of and be binding upon the parties hereto and any successor (whether by merger or otherwise) of MercadoLibre.

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(e) Any waiver of any term or condition of this Agreement, or any amendment or supplementation of this Agreement, shall be effective only if in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive a party’s rights under this Agreement at any time to enforce strict compliance thereafter with every term or condition of this Agreement.

(f) In the event that any provision contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions of this Agreement shall not, at the election of the party for whose benefit the provision exists, be in any way impaired.

In witness whereof, the parties execute this Agreement as of the date first above written.

MercadoLibre Zonamerica S.A.	Marcos Galperín :

By:	/S/: Marcos Galperín

/S/: Nicolás Szekasy
/S/: Hernán Kazah

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Schedule I

Certain Definitions

For purposes of this Agreement, the following terms shall have the following meanings:

“Agreement” shall mean this Agreement, as it may be amended or supplemented at any time and from time to time after the date hereof.

“ Just Cause” shall mean and include the following:

(i) The commission by Executive of any gross misconduct or any offense serious enough for the relationship to become impossible to continue, including without limitation, Executive’s willful and continuing disregard of the lawful written instructions of the Board of Directors of MercadoLibre or Executive’s superiors;

(ii) Any action or any omission by Executive, resulting in Executive’s breach of his duty of loyalty or any act of self-dealing; and

(iii) Any material breach by Executive of his duties and obligations under this Agreement as decided by the Board of Directors of the Company.

(iv) Executive’s conviction, in the Board’s sole discretion, of any serious crime or offense for violating any law (including, without limitation, theft, fraud, paying directly or indirectly bribes or kick-backs to governmental officials, the crimes set forth in the U.S. Foreign Corrupt Practices Act of 1977 or the foreign equivalent thereof and Executive’s embezzlement of funds of MercadoLibre and any of its subsidiaries);

“Government” shall mean (or in the case of “Governmental” shall refer to a):

(i) the government of Uruguay;

(ii) any ministry, agency, department, authority, commission, administration, corporation, bank, court, magistrate, tribunal, arbitrator, instrumentality or political subdivision of, or within the geographical jurisdiction of Uruguay.

“Tax” shall mean any tax (or payment in the nature of a tax), penalty, interest or addition to tax imposed by or due any Governmental tax authority, including without limitation in respect of income, turnover taxes, stamp taxes, custom duties, value added taxes, employee withholding or payroll taxes or social security Liabilities.

“Work Product” shall mean all inventions, innovations, improvements, technical information, systems, software developments, methods, designs, analyses, drawings, reports, service marks, trademarks, tradenames, logos, and all similar or related information (whether patentable or unpatentable) which relates to MercadoLibre, Inc.’s or any of its subsidiaries’ actual or anticipated business, development or existing or future products or services and which are conceived developed or made by the Executive (whether or not during usual business hours and whether or not in conjunction with any other person) while employed by MercadoLibre (including those conceived, developed or made prior to the date of this Agreement) together with all patent applications, letters patent, trademark, tradename and service mark applications or registrations, copyrights and reissues thereof that may be granted for or upon any of the foregoing.

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EMPLOYMENT AGREEMENT

This Employment Agreement dated January 1st, 2007 (this “Agreement”) between:

(a)	MercadoLibre S.A., a sociedad anónima organized under the Laws of the Republic of Argentina (“MercadoLibre”); and

(b)	Hernán Kazah (“Executive”).

Certain capitalized terms used in this Agreement shall have the meanings given such terms on Schedule A hereto, unless otherwise defined herein.

Witnesseth:

Whereas, MercadoLibre desires to employ Executive, and Executive desires to be employed, as Chief Operating Officer of MercadoLibre on the terms and conditions set forth herein.

Now, therefore, the parties hereto agree as follows:

1.	Employment.

MercadoLibre hereby employs Executive, and Executive hereby accepts such employment full-time, as Chief Operating Officer of MercadoLibre. Executive shall have such responsibilities as are consistent with his executive position and of such a nature as are usually associated with such office and shall report to the Board of Directors of MercadoLibre.

2.	Term of Employment.

The term of employment shall be for an undetermined period beginning on January 1, 2007.

3.	Compensation; Expenses.

(a) MercadoLibre shall pay to Executive a gross monthly salary of U$S 13,500 (U.S. dollars thirteen thousand five hundred) (“Gross Monthly Salary”) plus the a thirteenth monthly salary payable one half in June and one half in December (“Aguinaldo”) (hereinafter, the aggregate of the Gross Monthly Salary and the Aguinaldo, the “Base Salary”), together with a bonus compensation as MercadoLibre shall, in its sole discretion, may elect to pay to Executive (“Bonus Compensation”) (such Base Salary and Bonus Compensation being herein together referred to as the “Compensation”). The Compensation shall be subject to applicable withholding Taxes and other payments, including without limitation social security withholding obligations.

(b) MercadoLibre shall reimburse to the Executive (in accordance with and subject to the corporate policies of MercadoLibre in effect from time to time) for any adequate, reasonable and ordinary out-of-pocket expenses incurred by Executive in the performance of his duties as Chief Operating Officer under this agreement.

4.	Termination of Employment.

(a) This agreement and obligations of Executive hereunder, may be terminated (i) by MercadoLibre when deems pertinent, in its sole discretion, in the event that (a) there is “Just Cause” as defined in Schedule I hereto; or (b) without Just Cause, or (ii) by the Executive upon resignation.

In the event of Termination of Employment for a “Just Cause” or resignation by Executive, Executive shall not be entitled to receive any severance indemnification under the Labor Contract Law No. 20,744 (“LCL”) and its modifications and the provisions established in Section 7 below shall apply for two years following the date of Termination of Employment to the fullest extent authorized under applicable law.

(b) In the event of Termination of Employment without “Just Cause”, such Executive shall be entitled to a severance payment in an amount equal to 12 (twelve) times last Gross Monthly Salary received, less applicable Taxes and withholding obligations, Bonus Compensation is expressly excluded.

5.	Confidentiality Agreement

(a) Executive recognizes that his position with MercadoLibre requires considerable responsibility and trust, and, in reliance on his loyalty, MercadoLibre may entrust such Executive with highly sensitive confidential, restricted, and proprietary information involving Confidential Information. For purposes of this Agreement, “Confidential Information” means information that is not generally known to the public and that is used, developed or obtained by MercadoLibre, MercadoLibre, Inc., a Delaware corporation (“Mercadolibre, Inc.”) or any of its subsidiaries or affiliates in connection with MercadoLibre, Inc.’s or any of its subsidiaries’ actual or anticipated businesses, including, but not limited to, (i) information, observations, procedures and data obtained by Executive while employed by MercadoLibre (including those obtained prior to the date of this Agreement) concerning the business or affairs of MercadoLibre, MercadoLibre Inc., or any of its subsidiaries and/or affiliates, (ii) products or services, (iii) costs and pricing structures, (iv) analyses, (v) drawings, photographs and reports, (vi) computer software, including operating systems, applications and program listings, (vii) flow charts, manuals and documentation, (viii) data bases, (ix) accounting and business methods, (x) inventions, devices, new developments, methods and processes, whether patentable or unpatentable and whether or not reduced to practice, (xi) customers and customer lists, (xii) other copyrightable works, (xiii) all production methods, processes, technology and trade secrets, and (xiv) all similar and related information in whatever form. Confidential Information will not include any information that has been published in a form generally available to the public

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prior to the date Executive proposes to disclose or use such information. Confidential Information will not be deemed to have been published merely because individual portions of the information have been separately published, but only if all material features comprising such information have been published in combination.

(b) Executive agrees not to use or disclose any Confidential Information during his employment and for so long afterwards as the pertinent information or data remain Confidential Information, except during his employment for MercadoLibre as required to perform duties and as ordered by a court or administrative agency with appropriate jurisdiction over the subject matter of the case.

(c) Upon the request of MercadoLibre and, in any event, upon Termination of employment, Executive shall return to MercadoLibre all computer programs, documentation, memoranda, notes, records, drawings, manuals, or other documents pertaining to MercadoLibre’s business or Executive’s employment (including all copies thereof). Executive shall also return to MercadoLibre all materials relating to any Confidential Information.

6.	Intellectual Property.

The Executive agrees that all Work Product belongs to MercadoLibre, Inc. or its subsidiaries and/or affiliates. The Executive will promptly disclose such Work Product to MercadoLibre and perform all actions reasonably requested by MercadoLibre (whether during or after its employment) to establish and confirm such ownership (including, without limitation, the execution and delivery of assignments, consents, powers of attorney and other instruments) and to provide reasonable assistance to MercadoLibre, MercadoLibre Inc. and/or its subsidiaries or affiliates in connection with the prosecution of any applications for patents, trademarks, tradenames, service marks or reissues thereof or in the prosecution and defense of interferences relating to any Work Product.

7.	Non competition agreement.

Considering Executive may become familiar with Confidential Information it is possible that Executive could cause a grave harm to MercadoLibre if Executive worked for a competitor of MercadoLibre, MercadoLibre, Inc. and/or any of its subsidiaries or affiliates. Accordingly, Executive agrees that, in consideration of the promises contained herein, Executive shall not, without the prior written permission of MercadoLibre, during the period of employment, and for a one-year period thereafter in the event of Termination of the Contract by any reason by either Party: (i) directly or indirectly engage or become interested or involved in any Competitive Business (in the manner defined above), whether such engagement, interest or involvement shall be as an employer, officer, director, owner, stockholder, employee, partner, joint venturer or consultant, lender, or assist others in engaging in any Competitive Business in the manner aforementioned descripted; (ii) induce employees of MercadoLibre, MercadoLibre, Inc. or any of its subsidiaries or affiliates to terminate their employment with MercadoLibre, MercadoLibre, Inc. or any of its subsidiaries or affiliates or to engage in any Competitive Business; and (iii) solicit or to do business with any

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present, past or prospective customer of MercadoLibre, MercadoLibre, Inc. or any of its subsidiaries or affiliates. For purposes of this Agreement, a “prospective customer” is an individual or business entity with which any employee of MercadoLibre, MercadoLibre, Inc. or any of its subsidiaries or affiliates has had any business contact. For purposes of this Agreement, a “Competitive Business” means any business which competes with MercadoLibre, MercadoLibre, Inc. or any of its subsidiaries or affiliates’s businesses and operations during Executive’s employment and as of the date of the termination of Executive’s employment with MercadoLibre. To the extent that the covenant provided in this Section 7 may later be deemed by a court to be too broad to be enforced with respect to the duration or with respect to any particular activity or geographic area, the court making such determination shall have the power to reduce the duration or scope of the provision, and to add or delete specific words or phrases to or from the provision. The provision as modified shall then be enforced. The Executive understands that the foregoing restrictions may limit his ability to earn a livelihood in a business similar to the businesses of MercadoLibre, MercadoLibre, Inc. or any of its subsidiaries or affiliates but nevertheless believes that he has received and will receive sufficient consideration and other benefits as an employee of MercadoLibre and as otherwise provided hereunder or as described in the recitals hereto to clearly justify such restrictions which, in any event (given his education, skills and ability), the Executive does not believe would prevent him from otherwise earning a living.

8.	Vacations.

Executive shall be entitled to 25 working days of vacation per year.

9.	Representations.

Each party hereby represents and warrants to the other party that (a) the execution, delivery and performance of this Agreement by such party does not and will not conflict with, breach, violate, or cause a default under any agreement, contract or instrument to which such party is a party or any judgment, order or decree to which such party is subject, and (b) upon the execution and delivery of this Agreement by such party, this Agreement will be a valid and binding obligation of such party, enforceable in accordance with its terms, except as enforcement hereof may be limited by applicable bankruptcy, reorganization, insolvency or other laws affecting creditors rights generally, public policy principles arising from labor and other laws, or by general principles of equity. In addition, the Executive represents and warrants that the Executive is not a party to or bound by any employment agreement, consulting agreement, non-compete agreement, confidentiality agreement or similar agreement with any person.

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10.	Miscellaneous.

(a) This Agreement contains the entire agreement of the parties related to the employment of Executive by MercadoLibre and other matters discussed herein and supersedes all prior promises, contracts, arrangements or understandings which are not set forth herein or in other agreements mentioned herein.

(b) All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by facsimile transmission, nationally recognized over-night courier or registered or certified mail:

If to MercadoLibre:

Tronador 4890 – 8 floor

Buenos Aires- Argentina

If to Executive:

Hernán Kazah

Any such notices or communications shall be deemed to have been received: (i) if delivered personally or sent by facsimile transmission (with transmission confirmed in a writing) or nationally recognized overnight courier, on the date of such delivery; or (ii) if sent by registered or certified mail, on the date on which such mailing was received by the party to whom it was addressed. Any party may by notice as aforesaid change the address to which notices or other communications to it are to be delivered or mailed.

(c) This Agreement shall be governed by and construed in accordance with the substantive laws of the Republic of Argentina. However, the parties resolved that their rights and obligations under this Agreement shall be enforced in accordance with the express provisions of this Agreement; and to that end, in the event that there shall be any conflict between the express provisions of this Agreement and the substantive laws of the Republic of Argentina, then the express provisions of this Agreement shall be construed or enforced in a manner which shall provide to the parties substantially the benefits to which they would be entitled under the express terms of this Agreement, or construed or enforced in a manner which shall impose upon the parties substantially the obligations (but not more) which would be imposed upon them under the express terms of this Agreement.

(d) This Agreement shall inure to the benefit of and be binding upon the parties hereto and any successor (whether by merger or otherwise) of MercadoLibre.

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(e) Any waiver of any term or condition of this Agreement, or any amendment or supplementation of this Agreement, shall be effective only if in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive a party’s rights under this Agreement at any time to enforce strict compliance thereafter with every term or condition of this Agreement.

(f) In the event that any provision contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions of this Agreement shall not, at the election of the party for whose benefit the provision exists, be in any way impaired.

In witness whereof, the parties execute this Agreement as of the date first above written.

MercadoLibre S.A.	Hernán Kazah:

By:	/S/: Hernán Kazah

/S/: Marcos Galperín

/S/: Nicolas Szekasy

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Schedule I

Certain Definitions

For purposes of this Agreement, the following terms shall have the following meanings:

“Agreement” shall mean this Agreement, as it may be amended or supplemented at any time and from time to time after the date hereof.

“Just Cause” shall mean and include the following:

(i) The commission by Executive of any gross misconduct or any offense serious enough for the relationship to become impossible to continue, including without limitation, Executive’s willful and continuing disregard of the lawful written instructions of the Board of Directors of MercadoLibre or Executive’s superiors;

(ii) Any action or any omission by Executive, resulting in Executive’s breach of his duty of loyalty or any act of self-dealing; and

(iii) Any material breach by Executive of his duties and obligations under this Agreement as decided by the Board of Directors of the Company.

(iv) Executive’s conviction, in the Board’s sole discretion, of any serious crime or offense for violating any law (including, without limitation, theft, fraud, paying directly or indirectly bribes or kick-backs to governmental officials, the crimes set forth in the U.S. Foreign Corrupt Practices Act of 1977 or the foreign equivalent thereof and Executive’s embezzlement of funds of MercadoLibre and any of its subsidiaries);

“Government” shall mean (or in the case of “Governmental” shall refer to a):

(i) the government of the Republic of Argentina;

(ii) any ministry, agency, department, authority, commission, administration, corporation, bank, court, magistrate, tribunal, arbitrator, instrumentality or political subdivision of, or within the geographical jurisdiction of Argentina.

“Tax” shall mean any tax (or payment in the nature of a tax), penalty, interest or addition to tax imposed by or due any Governmental tax authority, including without limitation in respect of income, turnover taxes, stamp taxes, custom duties, value added taxes, employee withholding or payroll taxes or social security Liabilities.

“Work Product” shall mean all inventions, innovations, improvements, technical information, systems, software developments, methods, designs, analyses, drawings, reports, service marks, trademarks, tradenames, logos, and all similar or related information (whether patentable or unpatentable) which relates to MercadoLibre, Inc.’s or any of its subsidiaries’ actual or anticipated business, development or existing or future products or services and which are conceived developed or made by the Executive (whether or not during usual business hours and whether or not in conjunction with any other person) while employed by MercadoLibre (including those conceived, developed or made prior to the date of this Agreement) together with all patent applications, letters patent, trademark, tradename and service mark applications or registrations, copyrights and reissues thereof that may be granted for or upon any of the foregoing.

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EMPLOYMENT AGREEMENT

This Employment Agreement dated January 1st, 2007 (this “Agreement”) between:

(a)	MercadoLibre S.A., a sociedad anónima organized under the Laws of the Republic of Argentina (“MercadoLibre”); and

(b)	Nicolás Szekasy (“Executive”).

Certain capitalized terms used in this Agreement shall have the meanings given such terms on Schedule A hereto, unless otherwise defined herein.

Witnesseth:

Whereas, MercadoLibre desires to employ Executive, and Executive desires to be employed, as Chief Financial Officer of MercadoLibre on the terms and conditions set forth herein.

Now, therefore, the parties hereto agree as follows:

1.	Employment.

MercadoLibre hereby employs Executive, and Executive hereby accepts such employment full-time, as Chief Financial Officer of MercadoLibre. Executive shall have such responsibilities as are consistent with his executive position and of such a nature as are usually associated with such office and shall report to the Board of Directors of MercadoLibre.

2.	Term of Employment.

The term of employment shall be for an undetermined period beginning on January 1, 2007.

3.	Compensation; Expenses.

(a) MercadoLibre shall pay to Executive a gross monthly salary of U$S 13,500 (U.S. dollars thirteen thousand five hundred) (“Gross Monthly Salary”) plus the a thirteenth monthly salary payable one half in June and one half in December (“Aguinaldo”) (hereinafter, the aggregate of the Gross Monthly Salary and the Aguinaldo, the “Base Salary”), together with a bonus compensation as MercadoLibre shall, in its sole discretion, may elect to pay to Executive (“Bonus Compensation”) (such Base Salary and Bonus Compensation being herein together referred to as the “Compensation”). The Compensation shall be subject to applicable withholding Taxes and other payments, including without limitation social security withholding obligations.

(b) MercadoLibre shall reimburse to the Executive (in accordance with and subject to the corporate policies of MercadoLibre in effect from time to time) for any adequate, reasonable and ordinary out-of-pocket expenses incurred by Executive in the performance of his duties as Chief Financial Officer under this agreement.

4.	Termination of Employment.

(a) This agreement and obligations of Executive hereunder, may be terminated (i) by MercadoLibre when deems pertinent, in its sole discretion, in the event that (a) there is “Just Cause” as defined in Schedule I hereto; or (b) without Just Cause, or (ii) by the Executive upon resignation.

In the event of Termination of Employment for a “Just Cause” or resignation by Executive, Executive shall not be entitled to receive any severance indemnification under the Labor Contract Law No. 20,744 (“LCL”) and its modifications and the provisions established in Section 7 below shall apply for two years following the date of Termination of Employment to the fullest extent authorized under applicable law.

(b) In the event of Termination of Employment without “Just Cause”, such Executive shall be entitled to a severance payment in an amount equal to 12 (twelve) times last Gross Monthly Salary received, less applicable Taxes and withholding obligations, Bonus Compensation is expressly excluded.

5.	Confidentiality Agreement

(a) Executive recognizes that his position with MercadoLibre requires considerable responsibility and trust, and, in reliance on his loyalty, MercadoLibre may entrust such Executive with highly sensitive confidential, restricted, and proprietary information involving Confidential Information. For purposes of this Agreement, “Confidential Information” means information that is not generally known to the public and that is used, developed or obtained by MercadoLibre, MercadoLibre, Inc., a Delaware corporation (“Mercadolibre, Inc.”) or any of its subsidiaries or affiliates in connection with MercadoLibre, Inc.’s or any of its subsidiaries’ actual or anticipated businesses, including, but not limited to, (i) information, observations, procedures and data obtained by Executive while employed by MercadoLibre (including those obtained prior to the date of this Agreement) concerning the business or affairs of MercadoLibre, MercadoLibre Inc., or any of its subsidiaries and/or affiliates, (ii) products or services, (iii) costs and pricing structures, (iv) analyses, (v) drawings, photographs and reports, (vi) computer software, including operating systems, applications and program listings, (vii) flow charts, manuals and documentation, (viii) data bases, (ix) accounting and business methods, (x) inventions, devices, new developments, methods and processes, whether patentable or unpatentable and whether or not reduced to practice, (xi) customers and customer lists, (xii) other copyrightable works, (xiii) all production methods, processes, technology and trade secrets, and (xiv) all similar and related information in whatever form. Confidential Information will not include any information that has been published in a form generally available to the public prior to the date Executive proposes to disclose or use such information. Confidential Information will not be deemed to have

2

been published merely because individual portions of the information have been separately published, but only if all material features comprising such information have been published in combination.

(b) Executive agrees not to use or disclose any Confidential Information during his employment and for so long afterwards as the pertinent information or data remain Confidential Information, except during his employment for MercadoLibre as required to perform duties and as ordered by a court or administrative agency with appropriate jurisdiction over the subject matter of the case.

(c) Upon the request of MercadoLibre and, in any event, upon Termination of employment, Executive shall return to MercadoLibre all computer programs, documentation, memoranda, notes, records, drawings, manuals, or other documents pertaining to MercadoLibre’s business or Executive’s employment (including all copies thereof). Executive shall also return to MercadoLibre all materials relating to any Confidential Information.

6.	Intellectual Property.

The Executive agrees that all Work Product belongs to MercadoLibre, Inc. or its subsidiaries and/or affiliates. The Executive will promptly disclose such Work Product to MercadoLibre and perform all actions reasonably requested by MercadoLibre (whether during or after its employment) to establish and confirm such ownership (including, without limitation, the execution and delivery of assignments, consents, powers of attorney and other instruments) and to provide reasonable assistance to MercadoLibre, MercadoLibre Inc. and/or its subsidiaries or affiliates in connection with the prosecution of any applications for patents, trademarks, tradenames, service marks or reissues thereof or in the prosecution and defense of interferences relating to any Work Product.

7.	Non competition agreement.

Considering Executive may become familiar with Confidential Information it is possible that Executive could cause a grave harm to MercadoLibre if Executive worked for a competitor of MercadoLibre, MercadoLibre, Inc. and/or any of its subsidiaries or affiliates. Accordingly, Executive agrees that, in consideration of the promises contained herein, Executive shall not, without the prior written permission of MercadoLibre, during the period of employment, and for a one-year period thereafter in the event of Termination of the Contract by any reason by either Party: (i) directly or indirectly engage or become interested or involved in any Competitive Business (in the manner defined above), whether such engagement, interest or involvement shall be as an employer, officer, director, owner, stockholder, employee, partner, joint venturer or consultant, lender, or assist others in engaging in any Competitive Business in the manner aforementioned descripted; (ii) induce employees of MercadoLibre, MercadoLibre, Inc. or any of its subsidiaries or affiliates to terminate their employment with MercadoLibre, MercadoLibre, Inc. or any of its subsidiaries or affiliates or to engage in any Competitive Business; and (iii) solicit or to do business with any

3

present, past or prospective customer of MercadoLibre, MercadoLibre, Inc. or any of its subsidiaries or affiliates. For purposes of this Agreement, a “prospective customer” is an individual or business entity with which any employee of MercadoLibre, MercadoLibre, Inc. or any of its subsidiaries or affiliates has had any business contact. For purposes of this Agreement, a “Competitive Business” means any business which competes with MercadoLibre, MercadoLibre, Inc. or any of its subsidiaries or affiliates’s businesses and operations during Executive’s employment and as of the date of the termination of Executive’s employment with MercadoLibre. To the extent that the covenant provided in this Section 7 may later be deemed by a court to be too broad to be enforced with respect to the duration or with respect to any particular activity or geographic area, the court making such determination shall have the power to reduce the duration or scope of the provision, and to add or delete specific words or phrases to or from the provision. The provision as modified shall then be enforced. The Executive understands that the foregoing restrictions may limit his ability to earn a livelihood in a business similar to the businesses of MercadoLibre, MercadoLibre, Inc. or any of its subsidiaries or affiliates but nevertheless believes that he has received and will receive sufficient consideration and other benefits as an employee of MercadoLibre and as otherwise provided hereunder or as described in the recitals hereto to clearly justify such restrictions which, in any event (given his education, skills and ability), the Executive does not believe would prevent him from otherwise earning a living.

8.	Vacations.

Executive shall be entitled to 25 working days of vacation per year.

9.	Representations.

Each party hereby represents and warrants to the other party that (a) the execution, delivery and performance of this Agreement by such party does not and will not conflict with, breach, violate, or cause a default under any agreement, contract or instrument to which such party is a party or any judgment, order or decree to which such party is subject, and (b) upon the execution and delivery of this Agreement by such party, this Agreement will be a valid and binding obligation of such party, enforceable in accordance with its terms, except as enforcement hereof may be limited by applicable bankruptcy, reorganization, insolvency or other laws affecting creditors rights generally, public policy principles arising from labor and other laws, or by general principles of equity. In addition, the Executive represents and warrants that the Executive is not a party to or bound by any employment agreement, consulting agreement, non-compete agreement, confidentiality agreement or similar agreement with any person.

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10.	Miscellaneous.

(a) This Agreement contains the entire agreement of the parties related to the employment of Executive by MercadoLibre and other matters discussed herein and supersedes all prior promises, contracts, arrangements or understandings which are not set forth herein or in other agreements mentioned herein.

(b) All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by facsimile transmission, nationally recognized over-night courier or registered or certified mail:

If to MercadoLibre:

Tronador 4890 – 8 floor

Buenos Aires- Argentina

If to Executive:

Nicolás Szekasy

Any such notices or communications shall be deemed to have been received: (i) if delivered personally or sent by facsimile transmission (with transmission confirmed in a writing) or nationally recognized overnight courier, on the date of such delivery; or (ii) if sent by registered or certified mail, on the date on which such mailing was received by the party to whom it was addressed. Any party may by notice as aforesaid change the address to which notices or other communications to it are to be delivered or mailed.

(c) This Agreement shall be governed by and construed in accordance with the substantive laws of the Republic of Argentina. However, the parties resolved that their rights and obligations under this Agreement shall be enforced in accordance with the express provisions of this Agreement; and to that end, in the event that there shall be any conflict between the express provisions of this Agreement and the substantive laws of the Republic of Argentina, then the express provisions of this Agreement shall be construed or enforced in a manner which shall provide to the parties substantially the benefits to which they would be entitled under the express terms of this Agreement, or construed or enforced in a manner which shall impose upon the parties substantially the obligations (but not more) which would be imposed upon them under the express terms of this Agreement.

(d) This Agreement shall inure to the benefit of and be binding upon the parties hereto and any successor (whether by merger or otherwise) of MercadoLibre.

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(e) Any waiver of any term or condition of this Agreement, or any amendment or supplementation of this Agreement, shall be effective only if in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive a party’s rights under this Agreement at any time to enforce strict compliance thereafter with every term or condition of this Agreement.

(f) In the event that any provision contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions of this Agreement shall not, at the election of the party for whose benefit the provision exists, be in any way impaired.

In witness whereof, the parties execute this Agreement as of the date first above written.

MercadoLibre S.A.	Nicolás Szekasy:

By:	/S/: Nicolás Szekasy

/S/: Marcos Galperín

/S/: Hernán Kazah

6

Schedule I

Certain Definitions

For purposes of this Agreement, the following terms shall have the following meanings:

“Agreement” shall mean this Agreement, as it may be amended or supplemented at any time and from time to time after the date hereof.

“ Just Cause” shall mean and include the following:

(i) The commission by Executive of any gross misconduct or any offense serious enough for the relationship to become impossible to continue, including without limitation, Executive’s willful and continuing disregard of the lawful written instructions of the Board of Directors of MercadoLibre or Executive’s superiors;

(ii) Any action or any omission by Executive, resulting in Executive’s breach of his duty of loyalty or any act of self-dealing; and

(iii) Any material breach by Executive of his duties and obligations under this Agreement as decided by the Board of Directors of the Company.

(iv) Executive’s conviction, in the Board’s sole discretion, of any serious crime or offense for violating any law (including, without limitation, theft, fraud, paying directly or indirectly bribes or kick-backs to governmental officials, the crimes set forth in the U.S. Foreign Corrupt Practices Act of 1977 or the foreign equivalent thereof and Executive’s embezzlement of funds of MercadoLibre and any of its subsidiaries);

“Government” shall mean (or in the case of “Governmental” shall refer to a):

(i) the government of the Republic of Argentina;

(ii) any ministry, agency, department, authority, commission, administration, corporation, bank, court, magistrate, tribunal, arbitrator, instrumentality or political subdivision of, or within the geographical jurisdiction of Argentina.

“Tax” shall mean any tax (or payment in the nature of a tax), penalty, interest or addition to tax imposed by or due any Governmental tax authority, including without limitation in respect of income, turnover taxes, stamp taxes, custom duties, value added taxes, employee withholding or payroll taxes or social security Liabilities.

“Work Product” shall mean all inventions, innovations, improvements, technical information, systems, software developments, methods, designs, analyses, drawings, reports, service marks, trademarks, tradenames, logos, and all similar or related information (whether patentable or unpatentable) which relates to MercadoLibre, Inc.’s or any of its subsidiaries’ actual or anticipated business, development or existing or future products or services and which are conceived developed or made by the Executive (whether or not during usual business hours and whether or not in conjunction with any other person) while employed by MercadoLibre (including those conceived, developed or made prior to the date of this Agreement) together with all patent applications, letters patent, trademark, tradename and service mark applications or registrations, copyrights and reissues thereof that may be granted for or upon any of the foregoing.

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EMPLOYMENT AGREEMENT

This Employment Agreement dated January 1st, 2007 (this “Agreement”) between:

(a)	MercadoLibre S.A., a sociedad anónima organized under the Laws of the Republic of Argentina (“MercadoLibre”); and

(b)	Edgardo Sokolowicz (“Executive”).

Certain capitalized terms used in this Agreement shall have the meanings given such terms on Schedule A hereto, unless otherwise defined herein.

Witnesseth:

Whereas, MercadoLibre desires to employ Executive, and Executive desires to be employed, as Chief Technology Officer of MercadoLibre on the terms and conditions set forth herein.

Now, therefore, the parties hereto agree as follows:

1.	Employment.

MercadoLibre hereby employs Executive, and Executive hereby accepts such employment full-time, as Chief Technology Officer of MercadoLibre. Executive shall have such responsibilities as are consistent with his executive position and of such a nature as are usually associated with such office and shall report to the Board of Directors of MercadoLibre.

2.	Term of Employment.

The term of employment shall be for an undetermined period beginning on January 1, 2007.

3.	Compensation; Expenses.

(a) MercadoLibre shall pay to Executive a gross monthly salary of U$S 9,000 (U.S. dollars nine thousand) (“Gross Monthly Salary”) plus the a thirteenth monthly salary payable one half in June and one half in December (“Aguinaldo”) (hereinafter, the aggregate of the Gross Monthly Salary and the Aguinaldo, the “Base Salary”), together with a bonus compensation as MercadoLibre shall, in its sole discretion, may elect to pay to Executive (“Bonus Compensation”) (such Base Salary and Bonus Compensation being herein together referred to as the “Compensation”). The Compensation shall be subject to applicable withholding Taxes and other payments, including without limitation social security withholding obligations.

(b) MercadoLibre shall reimburse to the Executive (in accordance with and subject to the corporate policies of MercadoLibre in effect from time to time) for any adequate, reasonable and ordinary out-of-pocket expenses incurred by Executive in the performance of his duties as Chief Technology Officer under this agreement.

4.	Termination of Employment.

(a) This agreement and obligations of Executive hereunder, may be terminated (i) by MercadoLibre when deems pertinent, in its sole discretion, in the event that (a) there is “Just Cause” as defined in Schedule I hereto; or (b) without Just Cause, or (ii) by the Executive upon resignation.

In the event of Termination of Employment for a “Just Cause” or resignation by Executive, Executive shall not be entitled to receive any severance indemnification under the Labor Contract Law No. 20,744 (“LCL”) and its modifications and the provisions established in Section 7 below shall apply for two years following the date of Termination of Employment to the fullest extent authorized under applicable law.

(b) In the event of Termination of Employment without “Just Cause”, such Executive shall be entitled to a severance payment in an amount equal to 12 (twelve) times last Gross Monthly Salary received, less applicable Taxes and withholding obligations, Bonus Compensation is expressly excluded.

5.	Confidentiality Agreement

(a) Executive recognizes that his position with MercadoLibre requires considerable responsibility and trust, and, in reliance on his loyalty, MercadoLibre may entrust such Executive with highly sensitive confidential, restricted, and proprietary information involving Confidential Information. For purposes of this Agreement, “Confidential Information” means information that is not generally known to the public and that is used, developed or obtained by MercadoLibre, MercadoLibre, Inc., a Delaware corporation (“Mercadolibre, Inc.”) or any of its subsidiaries or affiliates in connection with MercadoLibre, Inc.’s or any of its subsidiaries’ actual or anticipated businesses, including, but not limited to, (i) information, observations, procedures and data obtained by Executive while employed by MercadoLibre (including those obtained prior to the date of this Agreement) concerning the business or affairs of MercadoLibre, MercadoLibre Inc., or any of its subsidiaries and/or affiliates, (ii) products or services, (iii) costs and pricing structures, (iv) analyses, (v) drawings, photographs and reports, (vi) computer software, including operating systems, applications and program listings, (vii) flow charts, manuals and documentation, (viii) data bases, (ix) accounting and business methods, (x) inventions, devices, new developments, methods and processes, whether patentable or unpatentable and whether or not reduced to practice, (xi) customers and customer lists, (xii) other copyrightable works, (xiii) all production methods, processes, technology and trade secrets, and (xiv) all similar and related information in whatever form. Confidential Information will not include any information that has been published in a form generally available to the public prior to the date Executive proposes to disclose or use such information. Confidential Information will not be deemed to have

2

been published merely because individual portions of the information have been separately published, but only if all material features comprising such information have been published in combination.

(b) Executive agrees not to use or disclose any Confidential Information during his employment and for so long afterwards as the pertinent information or data remain Confidential Information, except during his employment for MercadoLibre as required to perform duties and as ordered by a court or administrative agency with appropriate jurisdiction over the subject matter of the case.

(c) Upon the request of MercadoLibre and, in any event, upon Termination of employment, Executive shall return to MercadoLibre all computer programs, documentation, memoranda, notes, records, drawings, manuals, or other documents pertaining to MercadoLibre’s business or Executive’s employment (including all copies thereof). Executive shall also return to MercadoLibre all materials relating to any Confidential Information.

6.	Intellectual Property.

The Executive agrees that all Work Product belongs to MercadoLibre, Inc. or its subsidiaries and/or affiliates. The Executive will promptly disclose such Work Product to MercadoLibre and perform all actions reasonably requested by MercadoLibre (whether during or after its employment) to establish and confirm such ownership (including, without limitation, the execution and delivery of assignments, consents, powers of attorney and other instruments) and to provide reasonable assistance to MercadoLibre, MercadoLibre Inc. and/or its subsidiaries or affiliates in connection with the prosecution of any applications for patents, trademarks, tradenames, service marks or reissues thereof or in the prosecution and defense of interferences relating to any Work Product.

7.	Non competition agreement.

Considering Executive may become familiar with Confidential Information it is possible that Executive could cause a grave harm to MercadoLibre if Executive worked for a competitor of MercadoLibre, MercadoLibre, Inc. and/or any of its subsidiaries or affiliates. Accordingly, Executive agrees that, in consideration of the promises contained herein, Executive shall not, without the prior written permission of MercadoLibre, during the period of employment, and for a one-year period thereafter in the event of Termination of the Contract by any reason by either Party: (i) directly or indirectly engage or become interested or involved in any Competitive Business (in the manner defined above), whether such engagement, interest or involvement shall be as an employer, officer, director, owner, stockholder, employee, partner, joint venturer or consultant, lender, or assist others in engaging in any Competitive Business in the manner aforementioned descripted; (ii) induce employees of MercadoLibre, MercadoLibre, Inc. or any of its subsidiaries or affiliates to terminate their employment with MercadoLibre, MercadoLibre, Inc. or any of its subsidiaries or affiliates or to engage in any Competitive Business; and (iii) solicit or to do business with any

3

present, past or prospective customer of MercadoLibre, MercadoLibre, Inc. or any of its subsidiaries or affiliates. For purposes of this Agreement, a “prospective customer” is an individual or business entity with which any employee of MercadoLibre, MercadoLibre, Inc. or any of its subsidiaries or affiliates has had any business contact. For purposes of this Agreement, a “Competitive Business” means any business which competes with MercadoLibre, MercadoLibre, Inc. or any of its subsidiaries or affiliates’s businesses and operations during Executive’s employment and as of the date of the termination of Executive’s employment with MercadoLibre. To the extent that the covenant provided in this Section 7 may later be deemed by a court to be too broad to be enforced with respect to the duration or with respect to any particular activity or geographic area, the court making such determination shall have the power to reduce the duration or scope of the provision, and to add or delete specific words or phrases to or from the provision. The provision as modified shall then be enforced. The Executive understands that the foregoing restrictions may limit his ability to earn a livelihood in a business similar to the businesses of MercadoLibre, MercadoLibre, Inc. or any of its subsidiaries or affiliates but nevertheless believes that he has received and will receive sufficient consideration and other benefits as an employee of MercadoLibre and as otherwise provided hereunder or as described in the recitals hereto to clearly justify such restrictions which, in any event (given his education, skills and ability), the Executive does not believe would prevent him from otherwise earning a living.

8.	Vacations.

Executive shall be entitled to 20 working days of vacation per year.

9.	Representations.

Each party hereby represents and warrants to the other party that (a) the execution, delivery and performance of this Agreement by such party does not and will not conflict with, breach, violate, or cause a default under any agreement, contract or instrument to which such party is a party or any judgment, order or decree to which such party is subject, and (b) upon the execution and delivery of this Agreement by such party, this Agreement will be a valid and binding obligation of such party, enforceable in accordance with its terms, except as enforcement hereof may be limited by applicable bankruptcy, reorganization, insolvency or other laws affecting creditors rights generally, public policy principles arising from labor and other laws, or by general principles of equity. In addition, the Executive represents and warrants that the Executive is not a party to or bound by any employment agreement, consulting agreement, non-compete agreement, confidentiality agreement or similar agreement with any person.

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10.	Miscellaneous.

(a) This Agreement contains the entire agreement of the parties related to the employment of Executive by MercadoLibre and other matters discussed herein and supersedes all prior promises, contracts, arrangements or understandings which are not set forth herein or in other agreements mentioned herein.

(b) All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by facsimile transmission, nationally recognized over-night courier or registered or certified mail:

If to MercadoLibre:

Tronador 4890 – 8 floor

Buenos Aires- Argentina

If to Executive:

Edgardo Sokolowicz

Any such notices or communications shall be deemed to have been received: (i) if delivered personally or sent by facsimile transmission (with transmission confirmed in a writing) or nationally recognized overnight courier, on the date of such delivery; or (ii) if sent by registered or certified mail, on the date on which such mailing was received by the party to whom it was addressed. Any party may by notice as aforesaid change the address to which notices or other communications to it are to be delivered or mailed.

(c) This Agreement shall be governed by and construed in accordance with the substantive laws of the Republic of Argentina. However, the parties resolved that their rights and obligations under this Agreement shall be enforced in accordance with the express provisions of this Agreement; and to that end, in the event that there shall be any conflict between the express provisions of this Agreement and the substantive laws of the Republic of Argentina, then the express provisions of this Agreement shall be construed or enforced in a manner which shall provide to the parties substantially the benefits to which they would be entitled under the express terms of this Agreement, or construed or enforced in a manner which shall impose upon the parties substantially the obligations (but not more) which would be imposed upon them under the express terms of this Agreement.

(d) This Agreement shall inure to the benefit of and be binding upon the parties hereto and any successor (whether by merger or otherwise) of MercadoLibre.

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(e) Any waiver of any term or condition of this Agreement, or any amendment or supplementation of this Agreement, shall be effective only if in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive a party’s rights under this Agreement at any time to enforce strict compliance thereafter with every term or condition of this Agreement.

(f) In the event that any provision contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions of this Agreement shall not, at the election of the party for whose benefit the provision exists, be in any way impaired.

In witness whereof, the parties execute this Agreement as of the date first above written.

MercadoLibre S.A.	Edgardo Sokolowicz:

By:	/S/: Edgardo Sokolowicz

/S/: Marcos Galperín
/S/: Nicolas Szekasy

6

Schedule I

Certain Definitions

For purposes of this Agreement, the following terms shall have the following meanings:

“Agreement” shall mean this Agreement, as it may be amended or supplemented at any time and from time to time after the date hereof.

“ Just Cause” shall mean and include the following:

(i) The commission by Executive of any gross misconduct or any offense serious enough for the relationship to become impossible to continue, including without limitation, Executive’s willful and continuing disregard of the lawful written instructions of the Board of Directors of MercadoLibre or Executive’s superiors;

(ii) Any action or any omission by Executive, resulting in Executive’s breach of his duty of loyalty or any act of self-dealing; and

(iii) Any material breach by Executive of his duties and obligations under this Agreement as decided by the Board of Directors of the Company.

(iv) Executive’s conviction, in the Board’s sole discretion, of any serious crime or offense for violating any law (including, without limitation, theft, fraud, paying directly or indirectly bribes or kick-backs to governmental officials, the crimes set forth in the U.S. Foreign Corrupt Practices Act of 1977 or the foreign equivalent thereof and Executive’s embezzlement of funds of MercadoLibre and any of its subsidiaries);

“Government” shall mean (or in the case of “Governmental” shall refer to a):

(i) the government of the Republic of Argentina;

(ii) any ministry, agency, department, authority, commission, administration, corporation, bank, court, magistrate, tribunal, arbitrator, instrumentality or political subdivision of, or within the geographical jurisdiction of Argentina.

“Tax” shall mean any tax (or payment in the nature of a tax), penalty, interest or addition to tax imposed by or due any Governmental tax authority, including without limitation in respect of income, turnover taxes, stamp taxes, custom duties, value added taxes, employee withholding or payroll taxes or social security Liabilities.

“Work Product” shall mean all inventions, innovations, improvements, technical information, systems, software developments, methods, designs, analyses, drawings, reports, service marks, trademarks, tradenames, logos, and all similar or related information (whether patentable or unpatentable) which relates to MercadoLibre, Inc.’s or any of its subsidiaries’ actual or anticipated business, development or existing or future products or services and which are conceived developed or made by the Executive (whether or not during usual business hours and whether or not in conjunction with any other person) while employed by MercadoLibre (including those conceived, developed or made prior to the date of this Agreement) together with all patent applications, letters patent, trademark, tradename and service mark applications or registrations, copyrights and reissues thereof that may be granted for or upon any of the foregoing.

2

EMPLOYMENT AGREEMENT

This Employment Agreement dated January 1st, 2007 (this “Agreement”) between:

(a)	MercadoLivre.com Atividades de Internet Ltda., a sociedade de responsabilidade limitada organized under the Laws of Brazil (“MercadoLivre”); and

(b)	Stelleo Passos Tolda (“Executive”).

Certain capitalized terms used in this Agreement shall have the meanings given such terms on Schedule A hereto, unless otherwise defined herein.

Witnesseth:

Whereas, MercadoLivre desires to employ Executive, and Executive desires to be employed, as Country Manager of MercadoLivre on the terms and conditions set forth herein.

Now, therefore, the parties hereto agree as follows:

1.	Employment.

MercadoLivre hereby employs Executive, and Executive hereby accepts such employment full-time, as Country Manager of MercadoLivre. Executive shall have such responsibilities as are consistent with his executive position and of such a nature as are usually associated with such office and shall report to the Board of Directors of MercadoLivre.

2.	Term of Employment.

The term of employment shall be for an undetermined period beginning on January 1, 2007.

3.	Compensation; Expenses.

(a) MercadoLivre shall pay to Executive a gross monthly salary of R$ 29,000 (Brazilian Reais twenty nine thousand) (“Gross Monthly Salary”) plus a thirteenth salary (“13 Salary”) plus vacation license (“Ferias”) payable according to the provisions established by the applicable labor laws (hereinafter, the aggregate of the Gross Monthly Salary and the 13 Salary and Ferias, the “Base Salary”), together with a bonus compensation as MercadoLivre shall, in its sole discretion, may elect to pay to Executive (“Bonus Compensation”) (such Base Salary and Bonus Compensation being herein together referred to as the “Compensation”). The Compensation shall be subject to applicable withholding Taxes and other payments, including without limitation social security withholding obligations.

(b) MercadoLivre shall reimburse to the Executive (in accordance with and subject to the corporate policies of MercadoLivre in effect from time to time) for any adequate, reasonable and ordinary out-of-pocket expenses incurred by Executive in the performance of his duties as Country Manager under this agreement.

4.	Termination of Employment.

(a) This agreement and obligations of Executive hereunder, may be terminated (i) by MercadoLivre when deems pertinent, in its sole discretion, in the event that (a) there is “Just Cause” as defined in Schedule I hereto; or (b) without Just Cause, or (ii) by the Executive upon resignation.

In the event of Termination of Employment for a “Just Cause” or resignation by Executive, Executive shall not be entitled to receive any severance indemnification under the applicable labor laws and the provisions established in Section 7 below shall apply for two years following the date of Termination of Employment to the fullest extent authorized under applicable law.

(b) In the event of Termination of Employment without “Just Cause”, such Executive shall be entitled to a severance payment in an amount equal to 12 (twelve) times last Gross Monthly Salary received, less applicable Taxes and withholding obligations, Bonus Compensation is expressly excluded.

5.	Confidentiality Agreement

(a) Executive recognizes that his position with MercadoLivre requires considerable responsibility and trust, and, in reliance on his loyalty, MercadoLivre may entrust such Executive with highly sensitive confidential, restricted, and proprietary information involving Confidential Information. For purposes of this Agreement, “Confidential Information” means information that is not generally known to the public and that is used, developed or obtained by MercadoLivre, MercadoLibre, Inc., a Delaware corporation (“MercadoLibre, Inc.”) or any of its subsidiaries or affiliates in connection with MercadoLibre, Inc.’s or any of its subsidiaries’ actual or anticipated businesses, including, but not limited to, (i) information, observations, procedures and data obtained by Executive while employed by MercadoLivre (including those obtained prior to the date of this Agreement) concerning the business or affairs of MercadoLivre, MercadoLibre Inc., or any of its subsidiaries and/or affiliates, (ii) products or services, (iii) costs and pricing structures, (iv) analyses, (v) drawings, photographs and reports, (vi) computer software, including operating systems, applications and program listings, (vii) flow charts, manuals and documentation, (viii) data bases, (ix) accounting and business methods, (x) inventions, devices, new developments, methods and processes, whether patentable or unpatentable and whether or not reduced to practice, (xi) customers and customer lists, (xii) other copyrightable works, (xiii) all production methods, processes, technology and trade secrets, and (xiv) all similar and related information in whatever form. Confidential Information will not include any information that has been published in a form generally available to the public prior to the date Executive proposes to disclose or use such information. Confidential Information will not be deemed to have been published merely because individual portions of the information have been separately published, but only if all material features comprising such information have been published in combination.

(b) Executive agrees not to use or disclose any Confidential Information during his employment and for so long afterwards as the pertinent information or data remain Confidential Information, except during his employment for MercadoLivre as required to perform duties and as ordered by a court or administrative agency with appropriate jurisdiction over the subject matter of the case.

(c) Upon the request of MercadoLivre and, in any event, upon Termination of employment, Executive shall return to MercadoLivre all computer programs, documentation, memoranda, notes, records, drawings, manuals, or other documents pertaining to MercadoLivre’s business or Executive’s employment (including all copies thereof). Executive shall also return to MercadoLivre all materials relating to any Confidential Information.

6.	Intellectual Property.

The Executive agrees that all Work Product belongs to MercadoLivre, Inc. or its subsidiaries and/or affiliates. The Executive will promptly disclose such Work Product to MercadoLivre and perform all actions reasonably requested by MercadoLivre (whether during or after its employment) to establish and confirm such ownership (including, without limitation, the execution and delivery of assignments, consents, powers of attorney and other instruments) and to provide reasonable assistance to MercadoLivre, MercadoLibre Inc. and/or its subsidiaries or affiliates in connection with the prosecution of any applications for patents, trademarks, tradenames, service marks or reissues thereof or in the prosecution and defense of interferences relating to any Work Product.

7.	Non competition agreement.

Considering Executive may become familiar with Confidential Information it is possible that Executive could cause a grave harm to MercadoLivre if Executive worked for a competitor of MercadoLivre, MercadoLibre, Inc. and/or any of its subsidiaries or affiliates. Accordingly, Executive agrees that, in consideration of the promises contained herein, Executive shall not, without the prior written permission of MercadoLivre, during the period of employment, and for a one-year period thereafter in the event of Termination of the Contract by any reason by either Party: (i) directly or indirectly engage or become interested or involved in any Competitive Business (in the manner defined above), whether such engagement, interest or involvement shall be as an employer, officer, director, owner, stockholder, employee, partner, joint venturer or consultant, lender, or assist others in engaging in any Competitive Business in the manner aforementioned descripted; (ii) induce employees of MercadoLivre, MercadoLibre, Inc. or any of its subsidiaries or affiliates to terminate their employment with MercadoLivre, MercadoLibre, Inc. or any of its subsidiaries or affiliates or to engage in any Competitive Business; and (iii) solicit or to do business with any present, past or prospective customer of MercadoLivre, MercadoLibre, Inc. or any of its subsidiaries or affiliates. For purposes of this Agreement, a “prospective customer” is an individual or business entity with which any employee of MercadoLivre, MercadoLibre, Inc. or any of its subsidiaries or affiliates has had any business contact. For purposes of this Agreement, a “Competitive Business” means any business which competes with MercadoLivre, MercadoLibre, Inc. or any of its subsidiaries or affiliates’s businesses and operations during Executive’s employment and as of the date of the termination of Executive’s employment with MercadoLivre. To the extent that the covenant provided in this Section 7 may later be deemed by a court to be too broad to be enforced with respect to the duration or with respect to any particular activity or geographic area, the court making such determination shall have the power to reduce the duration or scope of the provision, and to add or delete specific words or phrases to or from the provision. The provision as modified shall then be enforced. The Executive understands that the foregoing restrictions may limit his ability to earn a livelihood in a business similar to the businesses of MercadoLivre, MercadoLibre, Inc. or any of its subsidiaries or affiliates but nevertheless believes that he has received and will receive sufficient consideration and other benefits as an employee of MercadoLivre and as otherwise provided hereunder or as described in the recitals hereto to clearly justify such restrictions which, in any event (given his education, skills and ability), the Executive does not believe would prevent him from otherwise earning a living.

8.	Vacations.

Executive shall be entitled to a vacation license according to the provisions established by the applicable labor laws.

9.	Representations.

Each party hereby represents and warrants to the other party that (a) the execution, delivery and performance of this Agreement by such party does not and will not conflict with, breach, violate, or cause a default under any agreement, contract or instrument to which such party is a party or any judgment, order or decree to which such party is subject, and (b) upon the execution and delivery of this Agreement by such party, this Agreement will be a valid and binding obligation of such party, enforceable in accordance with its terms, except as enforcement hereof may be limited by applicable bankruptcy, reorganization, insolvency or other laws affecting creditors rights generally, public policy principles arising from labor and other laws, or by general principles of equity. In addition, the Executive represents and warrants that the Executive is not a party to or bound by any employment agreement, consulting agreement, non-compete agreement, confidentiality agreement or similar agreement with any person.

10.	Miscellaneous.

(a) This Agreement contains the entire agreement of the parties related to the employment of Executive by MercadoLivre and other matters discussed herein and supersede all prior promises, contracts, arrangements or understandings which are not set forth herein or in other agreements mentioned herein.

(b) All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by facsimile transmission, nationally recognized over-night courier or registered or certified mail:

If to MercadoLivre:

Rua Gomes de Carvalho 1306 7andar

vila olímpia, São Paulo, SP

CEP 04562-030

Brazil

If to Executive:

Stelleo Passos Tolda

Any such notices or communications shall be deemed to have been received: (i) if delivered personally or sent by facsimile transmission (with transmission confirmed in a writing) or nationally recognized overnight courier, on the date of such delivery; or (ii) if sent by registered or certified mail, on the date on which such mailing was received by the party to whom it was addressed. Any party may by notice as aforesaid change the address to which notices or other communications to it are to be delivered or mailed.

(c) This Agreement shall be governed by and construed in accordance with the substantive laws of Brazil. However, the parties resolved that their rights and obligations under this Agreement shall be enforced in accordance with the express provisions of this Agreement; and to that end, in the event that there shall be any conflict between the express provisions of this Agreement and the substantive laws of Brazil, then the express provisions of this Agreement shall be construed or enforced in a manner which shall provide to the parties substantially the benefits to which they would be entitled under the express terms of this Agreement, or construed or enforced in a manner which shall impose upon the parties substantially the obligations (but not more) which would be imposed upon them under the express terms of this Agreement.

(d) This Agreement shall inure to the benefit of and be binding upon the parties hereto and any successor (whether by merger or otherwise) of MercadoLivre.

(e) Any waiver of any term or condition of this Agreement, or any amendment or supplementation of this Agreement, shall be effective only if in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive a party’s rights under this Agreement at any time to enforce strict compliance thereafter with every term or condition of this Agreement.

(f) In the event that any provision contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions of this Agreement shall not, at the election of the party for whose benefit the provision exists, be in any way impaired.

In witness whereof, the parties execute this Agreement as of the date first above written.

MercadoLivre.com Atividades de Internet Ltda.	Stelleo Passos Tolda:

By:	/S/: Stelleo Passos Tolda

/S/: Marcos Galperín

Schedule I

Certain Definitions

For purposes of this Agreement, the following terms shall have the following meanings:

“Agreement” shall mean this Agreement, as it may be amended or supplemented at any time and from time to time after the date hereof.

“Just Cause” shall mean and include the following:

(i) The commission by Executive of any gross misconduct or any offense serious enough for the relationship to become impossible to continue, including without limitation, Executive’s willful and continuing disregard of the lawful written instructions of the Board of Directors of MercadoLibre, Inc. or Executive’s superiors;

(ii) Any action or any omission by Executive, resulting in Executive’s breach of his duty of loyalty or any act of self-dealing; and

(iii) Any material breach by Executive of his duties and obligations under this Agreement as decided by the Board of Directors of MercadoLibre, Inc or the Company.

(iv) Executive’s conviction, in the Board’s sole discretion, of any serious crime or offense for violating any law (including, without limitation, theft, fraud, paying directly or indirectly bribes or kick-backs to governmental officials, the crimes set forth in the U.S. Foreign Corrupt Practices Act of 1977 or the foreign equivalent thereof and Executive’s embezzlement of funds of MercadoLivre and any of its subsidiaries);

“Government” shall mean (or in the case of “Governmental” shall refer to a):

(i) the government of Brazil;

(ii) any ministry, agency, department, authority, commission, administration, corporation, bank, court, magistrate, tribunal, arbitrator, instrumentality or political subdivision of, or within the geographical jurisdiction of Brazil.

“Tax” shall mean any tax (or payment in the nature of a tax), penalty, interest or addition to tax imposed by or due any Governmental tax authority, including without limitation in respect of income, turnover taxes, stamp taxes, custom duties, value added taxes, employee withholding or payroll taxes or social security Liabilities.

“Work Product” shall mean all inventions, innovations, improvements, technical information, systems, software developments, methods, designs, analyses, drawings, reports, service marks, trademarks, tradenames, logos, and all similar or related information (whether patentable or unpatentable) which relates to MercadoLivre, Inc.’s or any of its subsidiaries’ actual or anticipated business, development or existing or future products or services and which are conceived developed or made by the Executive (whether or not during usual business hours and whether or not in conjunction with any other person) while employed by MercadoLivre (including those conceived, developed or made prior to the date of this Agreement) together with all patent applications, letters patent, trademark, tradename and service mark applications or registrations, copyrights and reissues thereof that may be granted for or upon any of the foregoing.

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